Exhibit 10.1

                           UNIVERSAL COMMODITIES CORP.



                      1997 NON-QUALIFIED STOCK OPTION PLAN




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                           UNIVERSAL COMMODITIES CORP.

                      1997 NON-QUALIFIED STOCK OPTION PLAN



                                TABLE OF CONTENTS



ARTICLE I - Name and Purpose.                                                 1
         1.1. Name............................................................1
         1.2. Purpose.........................................................1

ARTICLE II - Definitions of Terms and Rules of Construction.                  1
         2.1. General Definitions.............................................1
                  (a) Affiliate...............................................1
                  (b) Agreement...............................................1
                  (c) Board...................................................1
                  (d) Change of Control.......................................2
                  (e) Company.................................................2
                  (f) Committee...............................................2
                  (g) Common Stock............................................2
                  (h) Director................................................2
                  (i) Effective Date..........................................2
                  (j) Employee................................................2
                  (k) Employer................................................2
                  (l) Fair Market Value.......................................2
                  (m) NQSO 2
                  (n) Option..................................................2
                  (o) Parent..................................................2
                  (p) Participant.............................................3
                  (q) Plan 3
                  (r) Share...................................................3
                  (s) Subsidiary..............................................3
         2.2. Other Definitions...............................................3
         2.3. Conflicts in Plan...............................................3

ARTICLE III - Common Stock.                                                   3
         3.1. Number of Shares................................................3
         3.2. Reusage.........................................................4
         3.3. Adjustments.....................................................4


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ARTICLE IV - Eligibility.                                                     4
         4.1. Determined By Committee.........................................4
ARTICLE V - Administration.                                                   4
         5.1. Committee.......................................................4
         5.2. Authority.......................................................5
         5.3. Adjudication of Claims..........................................5
         5.4. Options for Directors...........................................6


ARTICLE VI - Amendment, Termination, and Change of Control.                   6
         6.1. Power of Board..................................................6
         6.2. Limitation......................................................6
         6.3. Term............................................................7
         6.4. Termination.....................................................7
         6.5. Effect of Amendment or Termination..............................7
         6.6. Committee's Right...............................................7
         6.7. Change of Control...............................................7


ARTICLE VII - Agreements                                                      8
         7.1. Grant Evidenced by Agreement....................................8
         7.2. Provisions of Agreement.........................................8


ARTICLE VIII - Payment, Dividends, and Withholdings.                          8
         8.1. Payment.........................................................8
         8.2. Dividend Equivalents............................................9
         8.3. Withholding.....................................................9


ARTICLE IX - Options.                                                         9
         9.1. Type of Options.................................................9
         9.2. Terms of NQSOs..................................................9
         9.3. Determination by Committee.....................................10


ARTICLE X - Miscellaneous Provisions.                                        10
         10.1. Underscored References........................................10
         10.2. Number and Gender.............................................10
         10.3. Governing Law.................................................10

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         10.4. Purchase for Investment.......................................10
         10.5. No Employment Contract........................................11
         10.6. No Effect on Other Benefits...................................11




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                           UNIVERSAL COMMODITIES CORP.

                      1997 NON-QUALIFIED STOCK OPTION PLAN



                                    ARTICLE I

                                NAME AND PURPOSE


1.       Name and Purpose.

         1.1      Name.

                  The name of this Plan is the "Universal Commodities Corp. 1997 Non-Qualified Stock Option Plan."

         1.2.     Purpose

                  The Company has established this Plan to attract, retain, motivate and reward Employees and Directors and to encourage ownership of the Company's Common Stock by them.



                                   ARTICLE II

                 DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION


2.       Definitions of Terms and Rules of Construction.

         2.1.     General Definitions.

                  The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

                  (a) Affiliate. A Parent or Subsidiary of the Company.

                  (b) Agreement. The document which evidences the grant of an Option under the Plan and which sets forth the terms, conditions and provisions of, and restrictions relating to, such Option.

                  (c) Board. The Board of Directors of the Company.


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                  (d) Change of Control.  The acquisition,  without the approval of the Board, by any person or entity, other than the Company or a Related Entity, of more than 20% of the outstanding shares of the Company's voting common stock through a tender offer, exchange offer or otherwise; the liquidation or dissolution of the Company following a sale or other disposition of all or substantially all of its assets; a merger or consolidation involving the Company which results in the Company not being the surviving parent corporation; or any time during any two-year period in which individuals who constituted the Board at the start of such period (or whose election was approved by at least two-thirds of the then members of the Board who were members at the start of the two-year period) do not constitute at least 50% of the Board for any reason. A Related Entity is the Parent, a Subsidiary or any employee benefit plan (including a trust forming a part of such a plan) maintained by the Parent, the Company or a Subsidiary.

                  (e) Company. Universal Commodities Corp.

                  (f) Committee. The Committee described in Section 5.1.

                  (g) Common Stock. The Company's common stock which presently has no par value per Share.

                  (h) Director. A member of the Board or a member of the Board of Directors of any Affiliate.

                  (i) Effective Date. The date that the plan is approved by the shareholders of the company which was March 20, 1997.

                  (j) Employee. Any person employed by the Employer.

                  (k) Employer. The Company and all Affiliates.

                  (l) Fair Market Value. The closing price of the shares on the stock exchange that the company is traded on a given date or, in the absence of sale on a given date, the closing price on the last day on which a sale occurred prior to such date. If the shares are not publicly traded, the committee shall determine fair value.

                  (m) NQSO. A non-qualified stock option, which is an Option that does not qualify as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended.

                  (n) Option. An option to purchase Shares granted under the Plan.

                  (o) Parent. Any corporation (other than the Company or a Subsidiary) in an unbroken chain of corporations ending with the

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         Company,  if,  at the  time  of the  grant  of an  Option,  each of the corporations (other than the Company or a Subsidiary) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  (p) Participant. An individual who is granted an Option under the Plan. Options may be granted only to Employees and Directors.

                  (q) Plan. The Universal Commodities Corp. 1997 Non-Qualified Stock Option Plan and all amendments and supplements to it.

                  (r) Share. A share of Common Stock.

                  (s) Subsidiary. Any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of grant of an Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2.2.     Other Definitions.

                  In addition to the above definitions, certain words and phrases used in the Plan and any Agreement may be defined in other portions of the Plan or in such Agreement.

         2.3.     Conflicts in Plan.

                  In the case of any conflict in the terms of the Plan relating to an Option, the provisions in the ARTICLE of the Plan which specifically grants such Option shall control those in a different ARTICLE.



                                   ARTICLE III

                                  COMMON STOCK


3.       Common Stock.

         3.1.     Number of Shares.

                  The number of Shares for which Options may be granted under the Plan shall be 7,500,000 Shares. Such Shares may be authorized but unissued Shares, Shares held in the treasury, or both.

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         3.2.     Reusage.

                  If an Option expires or is terminated, surrendered, forfeited, or cancelled without having been fully exercised, the Shares with respect to which such Option has not been exercised at the time of termination, surrender, forfeiture, or cancellation shall again be available for use under the Plan.

         3.3.     Adjustments.

                  If there is any change in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, number and class of shares available for Options and the number of Shares subject to outstanding Options, and the price thereof, as applicable, shall be appropriately adjusted by the Committee.



                                   ARTICLE IV

                                   ELIGIBILITY


4.       Eligibility.

         4.1.     Determined By Committee.

                  The Participants and the Options they receive under the Plan shall be determined solely by the Committee. In making its determinations, the Committee shall consider past, present and expected future contributions of Participants and potential Participants to the Employer, including, without limitation, the performance of, or the refraining from the performance of, services.

                                    ARTICLE V

                                 ADMINISTRATION


5.       Administration.

         5.1.     Committee.

                  The Plan shall be administered by the Committee. The Committee shall consist of three or more members at least one of whom must be a member of the Board. The members of the Committee shall be appointed by and shall serve at the pleasure of the Board, which may from time to time appoint members in

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substitution  for  members  previously  appointed  and fill  vacancies,  however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it may
determine.   A  majority  of  its  members  shall   constitute  a  quorum.   All
determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

         5.2.     Authority.

                  Subject to the terms of the Plan, the Committee shall have discretionary authority to:

                  (a) determine the individuals to whom Options are granted, the amounts of Options to be granted and the time of all such grants;

                  (b) determine the terms, conditions and provisions of, and restrictions relating to, each Option granted;

                  (c) interpret and construe the Plan and all Agreements;

                  (d)  prescribe,   amend  and  rescind  rules  and  regulations
         relating to the Plan;

                  (e) determine the content and form of all Agreements;

                  (f) determine all questions relating to Options under the Plan;

                  (g)  maintain  accounts,   records  and  ledgers  relating  to
         Options;

                  (h) maintain records concerning its decisions and proceedings;

                  (i) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable;

                  (j) take, at anytime, any action permitted by Section 6.7 irrespective of whether any Change of Control has occurred or is imminent; and

                  (k) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and carry out the purposes of the Plan.


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         5.3.     Adjudication of Claims.

                  The Committee shall have discretionary authority to make all determinations as to the right to benefits under the Plan. In the event that a Participant believes he has not received the benefits to which he is entitled under the Plan, a claim shall be made in writing to the Committee. The claim shall be reviewed by the Committee. If the claim is approved or denied, in full or in part, the Committee shall provide a written notice of approval or denial within 90 days with, in the case of a denial, the specific reasons for the denial and specific reference to the provisions of the Plan and/or Agreement upon which the denial is based. A claim shall be deemed denied if the Committee does not take any action within the aforesaid 90 day period. If a claim is denied or deemed denied and a review is desired, the Participant shall notify the Committee in writing within 60 days of the receipt of notice of denial or the date on which the claim is deemed to be denied, as the case may be. In requesting a review, the Participant may review the Plan or any document relating to it and submit any written issues and comments he may deem appropriate. The Committee shall then review the claim and provide a written decision within 60 days. This decision, if adverse to the Participant, shall state the specific reasons for the decision and shall include reference to specific provisions of the Plan and/or Agreement on which the decision is based. The Committee's decision on review shall be final.

         5.4.     Options for Directors.

                  Notwithstanding any other provision of the Plan, all determinations relating to whether or not a member of the Board shall receive an Option, the terms and conditions relating to any Option granted to such member, and all matters relating to such Option after it is granted shall be made by the Board but without any participation in such decisions by such member, and the Board, other than such member, shall have all of the powers and authorities granted in the Plan to the Committee for such purposes.



                                   ARTICLE VI

                  AMENDMENT, TERMINATION, AND CHANGE OF CONTROL


6.       Amendment, Termination, and Change of Control.

         6.1.     Power of Board.

                  Except as hereinafter provided, the Board shall have the sole right and power to amend the Plan at any time and from time to time.

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         6.2.     Limitation.

                  The Board may not amend the Plan, without approval of the shareholders of the Company, in a manner which would violate applicable law.

         6.3.     Term.

                  The Plan shall commence as of the Effective Date and, subject to the terms of the Plan, shall continue in full force and effect until the earlier of March 19, 2007 or the termination of the Plan by the Board.

         6.4.     Termination.

                  The Plan may be terminated at any time by the Board.

         6.5.     Effect of Amendment or Termination.

                  Subject to the provisions of Section 6.6, the amendment or termination of the Plan shall not adversely affect a Participant's right to any Option granted prior to such amendment or termination.

         6.6.     Committee's Right.

                  Any Option granted may be converted, modified, forfeited or cancelled, in whole or in part, by the Committee if and to the extent permitted in the Plan or applicable Agreement or with the consent of the Participant to whom such Option was granted.

         6.7.     Change of Control.

                  In order to maintain a Participant's rights in the event of a Change in Control, the Committee, in its sole discretion, may, in any Agreement evidencing an Option, or at any time prior to, or simultaneously with or after a Change in Control, provide such protection as it may deem necessary. Without, in any way, limiting the generality of the foregoing sentence or requiring any specific protection, the Committee may:

                  (a) provide for the acceleration of any time periods relating to the exercise of such Option so that such Option may be exercised in full on or before a date fixed by the Committee;

                  (b) provide for the purchase of such Option, upon the Participant's request, for an amount of cash equal to the amount which could have been attained upon the exercise of such Option had such Option been currently exercisable;

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                  (c) make such adjustment to the Option then outstanding as the
         Committee  deems  appropriate  to reflect such  transaction  or change;
         and/or

                  (d) cause the Options then outstanding to be assumed, or new Options substituted therefor, by the surviving corporation in such change.


                                   ARTICLE VII

                                   AGREEMENTS


7.       Agreements

         7.1.     Grant Evidenced by Agreement.

                  The grant of any Option under the Plan shall be evidenced by an Agreement which shall describe the Option granted and the terms and conditions of the Option. The granting of any Option shall be subject to, and conditioned upon, the recipient's execution of any Agreement required by the Committee. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan, and the Agreement shall be subject to all of the terms of the Plan.

         7.2.     Provisions of Agreement.

                  Each Agreement will provide that the grantee shall not resign as an Employee or Director until at least one year has elapsed. Subject to the preceding sentence and the other terms of the Plan, each Agreement shall contain such additional provisions that the Committee shall determine to be necessary, desirable and appropriate for the Option granted.



                                  ARTICLE VIII

                       PAYMENT, DIVIDENDS, AND WITHHOLDING


8.       Payment, Dividends, and Withholdings.

         8.1.     Payment.

                  Upon the exercise of an Option, the amount due the Company shall be paid:


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                  (a) in cash;

                  (b) by the tender or constructive tender to the Company of Shares owned by the optionee and registered in his name having a Fair Market Value equal to the amount due to the Company;

                  (c) in other property, rights and credits, including the Participant's promissory note;

                  (d) in cash, but by means of a so-called "cashless exercise" of an Option; and/or

                  (e) by any  combination  of the payment  methods  specified in
         (a), (b), (c) and (d)
above.

Notwithstanding, the foregoing, any method of payment other than (a) may be used only with the consent of the Committee or if and to the extent so provided in an Agreement. The proceeds of the sale of Common Stock purchased pursuant to an Option shall be added to the general funds of the Company or to the Shares held in treasury, as the case may be, and used for the corporate purposes of the Company as the Board shall determine.

         8.2.     Dividend Equivalents.

                  Grants of Options may include dividend equivalent payments or dividend credit rights.

         8.3.     Withholding.

                  The Company may, at the time any Option is exercised, withhold from the Shares issuable upon the exercise of an Option, any amount necessary to satisfy federal, state and local income and/or other tax withholding requirements with respect to the exercise of such Option. The Committee or the Company may require a participant to tender to the Company cash in the amount necessary to comply with any such withholding requirements.


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                                   ARTICLE IX

                                     OPTIONS


9.       Options.

         9.1.     Type of Options.

                  Only NQSOs may be granted by the Committee under the Plan.

         9.2.     Terms of NQSOs.

                  The terms of each NQSO shall provide that (a) such Option shall not be treated as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended, (b) that the Option will not be exercisable (i) until at least one year after the Option has been granted and
(ii) unless the optionee is a Director or an Employee at the time of exercise or has ceased to be such at least one year after the Option is granted and after it is exercisable because of death, total and permanent disability or termination by the Company without cause, and (c) that such option shall not be exercisable more than ten years after the date of grant. The purchase price for Shares under any NQSO shall be not less than 85% of the Fair Market Value of the Shares at the time the Option is granted.

         9.3.     Determination by Committee.

                  Except as otherwise provided in Section 9.2, or otherwise in the Plan, the terms of all Options shall be determined by the Committee.



                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS


10.      Miscellaneous Provisions.

         10.1.    Underscored References.

                  The underscored references contained in the Plan are included only for convenience, and they shall not be construed as a part of the Plan or in any respect affecting or modifying its provisions.

         10.2.    Number and Gender.

                  The masculine and neuter, wherever used in the Plan, shall refer to either the masculine, neuter or feminine; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

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         10.3.    Governing Law.

                  This Plan shall be construed and administered in accordance with the laws of the State of New
Jersey.

         10.4.    Purchase for Investment.

                  The Committee may require each person purchasing Shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

         10.5.    No Employment Contract.

                  The adoption of the Plan shall not confer upon any Employee any right to continued employment nor shall it interfere in any way with the right of the Employer to terminate the employment of any of its Employees at any time.

         10.6.    No Effect on Other Benefits.

                  The grant of Options under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Employer, under another plan or otherwise, or preclude a Participant from receiving any such benefits.













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